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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

   We, the undersigned officers and directors of Viisage Technology, Inc., hereby jointly and severally constitute and appoint Thomas J. Colatosti and Charles J. Johnson, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-3 filed herewith and any and all amendments to said Registration Statement and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Viisage Technology, Inc. to comply with the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

January 10, 2002

                Signature                         Title
                ---------                         -----

           /s/ DENIS K. BERUBE    Chairman of the Board of Directors
        -------------------------
             Denis K. Berube

         /s/ THOMAS J. COLATOSTI President and Chief Executive Officer ------------------------- (Principal Executive Officer)
           Thomas J. Colatosti

            /s/ SEAN F. MACK      Treasurer and Controller
        -------------------------  (Principal Accountancy Officer)
              Sean F. Mack

        /s/ HARRIET MOUCHLY-WEISS Director
        -------------------------
          Harriet Mouchly-Weiss

            /s/ PETER NESSEN      Director
        -------------------------
              Peter Nessen

        ------------------------- Director
            Thomas J. Reilly

          /s/ CHARLES E. LEVINE   Director
        -------------------------
            Charles E. Levine

         /s/ PAUL T. PRINCIPATO   Director
        -------------------------
           Paul T. Principato